FI Institutional Group U.S. Small Cap Equity Fund (IUSCX)

Supplement dated June 23, 2025 to

the Prospectus and Statement of Additional Information

dated December 29, 2024 (as supplemented April 17, 2025)

The Board of Trustees of Unified Series Trust has determined that it is in the best interest of shareholders to liquidate the FI Institutional Group U.S. Small Cap Equity Fund (the “Fund”), following a recommendation by the Fund's investment adviser, Fisher Asset Management, LLC d/b/a Fisher Investments.

As of the date of this supplement, the Fund is no longer accepting purchase orders for its shares and it will close effective July 16, 2025 (the “Closing Date”). Shareholders may redeem Fund shares at any time prior to the Closing Date. Procedures for redeeming your shares, including reinvested distributions, are contained in the section “How to Redeem Shares” of the Fund’s Prospectus. Any shareholders that have not redeemed their shares of the Fund prior to the Closing Date will have their shares automatically redeemed as of that date, with proceeds being sent to the address of record. If your Fund shares were purchased through a broker-dealer and are held in a brokerage account, redemption proceeds may be forwarded by the Fund directly to the broker-dealer for deposit into your brokerage account.

Effective immediately, the Fund is no longer pursuing its investment objective. All holdings in the Fund’s portfolio are being liquidated, and the proceeds will be invested in money market instruments or held in cash. Any capital gains will be distributed as soon as practicable to shareholders and reinvested in additional Fund shares, unless you have requested payment in cash.

You should read this supplement in conjunction with the Fund’s Prospectus and Statement of Additional Information, each dated December 29, 2024 (as supplemented April 17, 2025), and retain it for future reference.